UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT,
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (date of earliest event reported): February 23, 2005

COMPREHENSIVE CARE CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	1-9927	95-2594724

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

204 South Hoover Boulevard Suite 200 Tampa, Florida	33609

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (813) 288-4808

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02. Unregistered Sales of Equity Securities

On February 28, 2005, the Company completed the sale of 725,000 shares of its common stock, $.01 par value (the “Shares”), for an aggregate of $761,250, of which the Company expects to realize net cash proceeds of approximately $730,000. The Company intends to utilize such net proceeds for product and sales expansion and working capital purposes. The Shares were sold to various strategic accredited investors in a private transaction not involving a public offering. Based on the financial sophistication and the limited number of investors, the Company relied on Section 4(2) of the Securities Act of 1933, as amended (the “Act”) and Rule 506 of Regulation D promulgated thereunder for an exemption from the registration requirements of the Act. As a result of this transaction, the number of issued and outstanding shares of the Company’s common stock increased from 4,800,547 to 5,525,547. In connection with the private placement, the Company expects to issue five-year warrants to purchase an aggregate of up to 306,000 shares of its common stock at an exercise price of $1.25 to certain of the Company’s sales employees and consultants. We issued a press release regarding the private placement, a copy of which is attached hereto as exhibit 99.1.

The Shares, warrants and the shares of common stock underlying the warrants have not been registered under the Securities Act of 1933, as amended, and may not be sold in the United States absent registration or an applicable exemption from registration requirements.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements. None.
(b) Pro Forma Financial Information. None.
(c) Exhibits. See Exhibit Index immediately following the signature page hereto.

CAUTIONARY STATEMENT FOR THE PURPOSES OF THE “SAFE HARBOR” PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995: Certain information included in this report on Form 8-K and in other Company reports, SEC filings, statements, and presentations is forward looking within the meaning of the Private Securities Litigation Reform Act of 1995, including, but not limited to, statements concerning the Company’s anticipated operating results, financial resources, increases in revenues, increased profitability, interest expense, growth and expansion, and the ability to obtain new behavioral healthcare contracts. Such forward-looking information involves important risks and uncertainties that could significantly affect actual results and cause them to differ materially from expectations expressed herein and in other Company reports, SEC filings, statements, and presentations. These risks and uncertainties include local, regional, and national economic and political conditions, the effect of governmental regulation, the competitive environment in which the Company operates, and other risks detailed from time to time in the Company’s SEC reports.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

COMPREHENSIVE CARE CORPORATION
By:	/s/ Robert J. Landis
	Name:	Robert J. Landis
	Title:	Chairman of the Board, Chief Financial Officer and Treasurer

Date: March 1, 2005

EXHIBIT INDEX

Exhibit	Description
99.1	Press Release dated March 1, 2005

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